UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2016

STAR MOUNTAIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54405	90-0963619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 W. Knox Rd, #202, Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 443-7677

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Prior independent registered public accounting firm

On January 27, 2016 (the “Resignation Date”) Star Mountain Resources, Inc. (the “Company”) was notified by our independent auditors, HJ & Associates, LLC (“HJ”), that as a result of the sale of HJ’s assets to Haynie & Company of Salt Lake City, UT (“Haynie”), HJ has resigned as our independent registered public accounting firm. As a result of such resignation, on January 27, 2016, we engaged Haynie, as our new independent registered public accounting firm by way of the unanimous written resolution of our board of directors on the same date.

The reports of HJ on the Company’s consolidated financial statements for the for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that both such reports raised substantial doubts on our ability to continue as a going concern as a result of the Company’s recurring losses from operations and working capital deficit.

During the two most recent fiscal years and through the Resignation Date, there were (i) no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of HJ, would have caused HJ to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided HJ with a copy of this Form 8-K and requested that HJ furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of such letter, dated January 29, 2016, is attached as Exhibit 16.1.

(b) New independent registered public accounting firm

On January 27, 2016, our Board of Directors approved the engagement of Haynie as our independent registered public accounting firm and Haynie was engaged on January 27, 2016. During the Company’s two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with Haynie regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Haynie concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from HJ & Associates, LLC dated January 29, 2016

+ Filed Herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Mountain Resources, Inc.

Date: January 29, 2016	By:	/s/ Wayne Rich
Wayne Rich
Chief FinancialOfficer